SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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AmericaFirst Quantitative Funds

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[______], 2020

Dear Shareholder,

We are excited to announce news regarding the funds that compose the AmericaFirst Quantitative Funds: AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund").

Since launching operations of AmericaFirst Quantitative Funds as a stand-alone statutory trust in 2012, AmericaFirst Capital Management, LLC ("AFCM" or "we") have taken great strides toward achieving our goals for the Funds.  We are now taking the next step in the evolution of the Funds by joining forces with Modern Capital Management Co. and its affiliates ("MCMC").  MCMC specializes in investment management and brokerage.  We believe MCMC brings strategic collaboration, resources and new relationships that will greatly benefit the Funds and, ultimately, you (the shareholder).  To effect the new relationship with MCMC as anticipated, the Funds need your vote as described in the attached proxy materials.  In particular, the Board of Trustees recommends that you vote FOR the proposals allowing:

•

Modern Capital Management Co. to assume AFCM's role as investment adviser to the Funds; and

•

The replacement of the current Board of Trustees with a new Board of Trustees familiar with MCMC and related entities.

No Fund's advisory fee rate will increase as a result of the proposed change in adviser; and AmericaFirst Income Fund's and AmericaFirst Large Cap Share Buyback Fund's advisory fee will be reduced from 1.25% to 1.00%.  Furthermore, we hope to achieve increased efficiency across several areas of Fund operations, which may result in cost savings to our shareholders over time. While Rick Gonsalves will continue to manage each Fund's investment strategy and portfolio, as he has since inception, we look forward to drawing upon the industry relationships and experience from both MCMC and the new Board of Trustees as we continue to manage portfolios providing access to quantitative investment strategies.

Thank you, and please return your YES proxy vote to all proposals promptly.

Sincerely,

AmericaFirst Capital Management, LLC

By Rick A. Gonsalves,

President

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.

What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on [_____], 2020 (the "Meeting")?

A.

At the Meeting, shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund"), each a series of AmericaFirst Quantitative Funds (the "Trust") will be asked to vote on election of the proposed individuals to the Board of Trustees ("Proposal 1") and on approval of a new management agreement between the Trust with respect to each Fund and Modern Capital Management Co. ("Proposal 2").  Shareholders of the Funds will vote collectively on Proposal 1 and shareholders in each Fund will vote separately on Proposal 2.

Q.

Why are shareholders being asked to approve the Proposals?

A.

The current Trustees of the Trust believe that new Trustees will bring additional industry relationships and experience to the Trust.  The Trustees also believe that Modern Capital Management Co. ("MCMC") can manage the portfolio of each Fund and provide continuing access to quantitative investment strategies for shareholders.  However, under the Investment Company Act of 1940 (the "1940 Act"), each of these proposals require shareholder approval.

Q.

Has the Board of Trustees of the Trust (the "Board") approved the Proposals?

A.

At an in-person meeting of the Board of Trustees held on February 21, 2020, the Board unanimously approved the new Trustees and the new management agreement for each Fund, all subject to shareholder approval.

Q.

How does the Board recommend that I vote?

A.

The Board recommends that you vote FOR Proposal 1 and FOR Proposal 2.

Q.

How will the approval of the Proposals affect the management and operations of the Funds?

A.

The Funds' investment objectives and investment strategies will not change as a result of the New Management Agreement. In addition, Rick Gonsalves will continue to serve as the portfolio manager for each Fund. Accordingly, the approval of Proposal 2 is not expected to affect the portfolio management and operations of the Funds.

Q.

How will the approval of the Proposals affect the expenses of the Funds?

A.

The approval of new Trustees will not increase any Fund's ongoing operating expense ratio.  The approval of the New Management Agreement will not increase any Fund's operating expense ratio. In addition, the approval of the New Management Agreement will not result in any change in the fee waivers and/or expense reimbursements that are currently provided.  However, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Funds.

Q.

What are the primary reasons for the approval of Modern Capital Management Co. as the investment adviser to the Funds?

A.

The Board weighed a number of factors in reaching its decision to approve the New Management Agreement, including, without limitation, the history, reputation, and resources of MCMC, performance results achieved by Rick Gonsalves, quality of services provided by MCMC, and the fact that the change is not expected to result in any portfolio management change.  The Board also considered that the advisory fee rates at which MCMC will be compensated by the Funds pursuant to the New Management Agreement would not increase (and some will decrease) and that the fee waivers and/or expense reimbursements currently provided would not change. Additional details regarding factors considered by the Board in approving the New Management Agreement can be found in the section "Evaluation By the Board of Trustees" in the enclosed Proxy Statement.

Q.

Are there any material differences between the Current Management Agreement and the New Management Agreement?

A.

No. There are no material differences between the Current Management Agreement and the New Management Agreement, other than their respective commencement and renewal dates.

Q.

How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.

When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of AmericaFirst Capital Management, LLC and Mutual Shareholder Services, LLC, and Broadridge Financial Services, Inc., as authorized by the Trust to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

AmericaFirst Quantitative Funds

300 Harding Blvd., Suite 215

Roseville, CA  95678

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [______ _], 2020

Dear Shareholders:

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund, (each a "Fund" and a series of the Trust), to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147, on [______ _], 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.

To elect the proposed individuals to the Board of Trustees.

2.

To approve a management agreement between the Trust with respect to each Fund and Modern Capital Management Co. No fee increase is proposed.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [_______ _], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that you cast your vote "FOR" the election of the Trustees and "FOR" the new management agreement, as described in the Proxy Statement.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

[___ _], 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [____ _], 2020:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com/[_____].

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

AMERICAFIRST QUANTITATIVE FUNDS

PROXY STATEMENT

To Be Held [_______  _], 2020

INTRODUCTION

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund, each a series (each a "Fund") of the Trust.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147, on [_______ _], 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying form of proxy will commence on or about [___ _], 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To elect the proposed individuals to the Board of Trustees.

2.

To approve a new management agreement between the Trust with respect to each Fund and Modern Capital Management Co. No fee increase is proposed.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [______ _], 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  Shareholders of the Funds will vote collectively on Proposal 1 and shareholders in each Fund will vote separately on Proposal 2.

The presence in person or by proxy of the holders of record of thirty percent of the total shares of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. An affirmative vote of the holders of a plurality of the outstanding shares of the Trust is required for the approval of Proposal 1, the election of new Trustees.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposal 2. As defined in the 1940 Act, a "vote of the holders of a majority of the outstanding voting"

shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

A copy of the Funds' most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, by calling the Funds toll-free at 1-877-217-8363 or, for the annual report, by visiting http://www.americafirstfunds.com/[___].

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect the following Trustee nominees (each a "Nominee") to the Board of Trustees of the Trust.  Each of the Nominee Trustees has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected, the current Trustees and Nominee Trustees will serve indefinitely until their successors are duly elected and qualified, or until they resign.

Bradley D. Atkins, Peter Novak, and David P. Mendez (each a "Nominee") have been appointed by the Board on February 21, 2020, as Trustees subject to shareholder approval.  The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees to fill vacancies or expand the Board. To properly seat the Nominees and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect Bradley D. Atkins, Peter Novak, and David P. Mendez to serve as Trustees to the Trust.

Mr. Novak and Mr. Mendez will each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee"); while Mr. Atkins will serve as an interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Interested Trustee").

Information about the Current Trustees and Nominee Trustees

Current Interested and Independent Trustees

Below is information about the Current Interested Trustee and the Independent Trustees and the attributes that qualify them to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Gunning has over 20 years of experience as a business executive including serving as an investment banker to municipalities, an executive assistant to a state treasurer, investment manager to a California-based reinvestment fund, and a legislative adviser. This experience has included accounting, budgeting, risk management, investment management, and regulatory analysis.  Mr. Gunning also possesses board-level experience through his service as a director for two non-profit entities.  In addition, he holds a BA in Political Science and History from Claremont McKenna College and an MA in Public Policy from Claremont Graduate School.

Mr. Timothy P. Highland possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Highland currently serves as Vice President of Docupace Technologies, Inc., a firm that provides straight-through processing for broker-dealers.  He also, currently serves as President of D3 Financial Partners, LLC, a consulting firm that provides design and delivery of project solutions for investment advisers and broker-dealers.  Previously, he served as an executive for several SEC-registered investment advisers and FINRA-registered broker-dealers.  He is also a member of Association of Investment Management Sales Executives, the Investment Management Consultants Association and the Financial Planning Association.  He also holds FINRA series 7, 63, 66 and 24 licenses.  The Board believes Mr. Highland's experience and expertise as a business consultant, including his expertise in advisory and broker-dealer regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mr. Rick A. Gonsalves possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  He has over a decade of experience in the financial services industry including serving as president of a registered investment adviser, executive at a financial consulting services company and a broker-dealer.  Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as portfolio manager to the Funds.

Nominee Interested and Independent Trustees

Below is information about the Nominee Trustees and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the Nominee Trustees makes them highly qualified.

Nominee Independent Trustees

Mr. Novak possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Novak currently serves as a general agent of Charter Oak Insurance and Financial Service Co.; President of POL-DAR LLC (a company that develops high-potential startups in Poland without majority ownership; President of Integrity Solutions Poland (a company that leads the development, integration and provision of Integrity Solutions products and services to the Polish market; and Consultant for Peter Novak Consulting (a consulting firm that advises teams of financial services senior leaders and entrepreneurs in a wide range of areas, including recruiting, staff development, sales and distribution).  This experience has included accounting, risk management, investment analysis, and regulatory analysis.  Mr. Novak is a 30-year veteran of the insurance and financial services industry, he previously served as general agent to MassMutual's Rochester agency; co-general agent at the New England/Robinson Co. in Waterbury, Connecticut, and as an agent at the New York Life Insurance Company. Before entering financial services, Mr. Novak coached college basketball and was a social worker in his hometown of New Haven. He is the co-founder of the Charter Oak Fund, Charter Oak's charitable arm, which supports numerous local philanthropic causes and organizations. In 2013, Mr. Novak and his wife, Kasia, established the Novak Family Polish Chair to strengthen ties between the United States and the countries of Eastern Europe.  He is also the chairman of the Central European Institute Advisory Board, and a graduate of American International College and received a master's degree from The Catholic University of America.  Mr. Novak is the sponsor of the Novak Family Endowed Polish Chair at Quinnipiac University School of Business, a member of the Board of Trustees of Quinnipiac University, and a member of the Board of Directors of The Kosciuszko Foundation.  The Board believes Mr. Novak's experience and expertise as an insurance industry and consulting executive including his expertise in academic management issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mr. Mendez possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Mendez currently serves as Managing Director of Techstars Arcadis City of 2030 Accelerator (a venture capital training and funding enterprise).  This experience has included accounting, budgeting, risk management, investment analysis and oversight, and regulatory assessment.  Mr. Mendez holds a BS degree in engineering form Clemson University and an MBA from the University of North Carolina at Chapel Hill.  The Board believes Mr. Mendez's experience and expertise as a venture capitalist including his expertise in start-up business management issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Nominee Interested Trustee

Mr. Atkins possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Atkins currently serves as CEO of rethink, LLC (a financial services holding company for investment adviser, broker-dealer, and insurance agency entities).  This experience has included risk management, investment management, and regulatory analysis.  The Board believes Mr. Atkins's experience and expertise as a financial services executive including his expertise in investment adviser, broker-dealer and insurance agency regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.  Mr.

Atkins holds a Bachelor of Arts degree from Wittenberg University as well as Series 7, Series 63, Series 66, Series 24 and Series 53 securities licenses.

Additional information about the Current and Nominee Trustees, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Current Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael A. Gunning Year of Birth: 1958	Trustee – Feb. 2015 to present	SVP Legislative Affairs California Building Industry Association, October 2018 - present; Vice President, Personal Insurance Federation of California (legislative and regulatory advisory firm representing members to California State Legislature and Governor's Office), (2001 to Oct. 2018)	5	None
Timothy P. Highland Year of Birth: 1964	Trustee and Chairman of the Board – Sept. 2018 to present	Vice President, Strategic Solutions, Docupace Technologies, Inc. (data processing for broker-dealers), Sept. 2016 to present; President, D3 Financial Partners, LLC (consultant to broker-dealers, investment advisers and technology firms) Jan. 2016 to present; Executive Vice President, IPI Wealth Management, Inc. (SEC registered investment adviser) 2009 to 2015; Executive Vice President, Investment Planners, Inc. (FINRA registered broker-dealer) 2009 to 2015.	5	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the five Funds in the Trust.

Nominee Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Nominee Trustee	Other Directorships Held by Nominee Trustee During the Past Five Years
Peter Novak Year of Birth: 1956	None	President, POL-DAR LLC (a business start-up consultancy), Jun 2018 to present; President, Integrity Solutions Poland, 2017 to present; Consultant, Peter Novak Consulting, 2013 to present; Principal, The pQ Coach, Jan 2012 to present.	0	None
David P. Mendez Year of Birth: 1964	None	Managing Director, Techstars/Arcadis City of 2030 Accelerator (venture capital training and funding enterprise), Oct. 2019 to present; Managing Partner, Good Growth Capital Ventures, LLC (manager of venture capital funds), July 2018 to present; Managing Partner, Capital A Partners, LLC (venture capital fund manager) July 2013 to present.	0	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the five Funds in the Trust.

Current Interested Trustee and Officers of the Trust

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE

Rick A. Gonsalves^^ 300 Harding Blvd., Suite 215, Roseville, CA 95678 Year of Birth: 1968	Trustee – 2012 to present; President – May 2017 to present	President, Chief Executive Officer and Portfolio Manager, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds).	5	None
OFFICERS OF THE TRUST
Robert G. Roach, Jr. Year of Birth: 1962	Chief Compliance Officer of the Trust – Sept. 2018 to present

Chief Compliance Officer ("CCO"), AmericaFirst Quantitative Funds, 09/2018-Present; Owner, Roach Corp (Consulting Firm) 08/2017-Present; Managing Principal, OCP Capital LLC (Broker Dealer), 05/2018-Present; Financial and Operations Principal (FINOP), CommonGood Securities LLC (Broker Dealer), 04/2018-Present; COO/CFO, TriLinc Global LLC (Impact Investment Fund Manager), 01/2017 to 08/2017; CFO & CCO, LR Global Holdings (Frontier Markets Investment Firm), 07/2016 to 12/2016; CCO, AmericaFirst Capital Management LLC, 02/2012 to 07/2016; CCO, AmericaFirst Quantitative Funds, 02/2012 to 12/2015; CFO & CCO, AmericaFirst Securities, Inc. LLC (Broker Dealer), 03/2012 to 07/2016.

			n/a	n/a
Umberto Anastasi Year of Birth: 1974	Treasurer – August 2017 to present	From 1999 to present, Vice President, Mutual Shareholder Services LLC.	n/a	n/a

Brandon Pokersnik Year of Birth: 1978	Secretary – August 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since Sept. 2012.	n/a	n/a

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

^^ Mr. Gonsalves is an Interested Trustee because he is an officer of the Trust and because he is an affiliated person (officer and controlling owner) of the Trust's investment adviser.

* The term of office for each Trustee listed above will continue indefinitely.  Officers are reappointed annually.

** The term "Fund Complex" refers to the six Funds in the Trust.

Nominee Interested Trustee

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Nominee Trustee	Other Directorships Held by Nominee Trustee During the Past Five Years
INTERESTED NOMINEE TRUSTEE
Bradley D. Atkins ^^ Year of Birth: 1974	None	CEO and Owner, rethink, LLC (financial services holding company for investment adviser, broker-dealer, and insurance agency), Jan. 2006 to Present.	0	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

^^ Mr. Atkins is an Interested Nominee Trustee because he is an affiliated person (officer and indirect controlling owner) of the Trust's proposed investment adviser.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the five Funds in the Trust.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominee and Current Trustees as of the Record Date.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee or Nominee Trustee beneficially owned in the Funds as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Rick A. Gonsalves	None	None
Michael A. Gunning	None	None

Timothy P. Highland	None	None
Bradley D. Atkins	None	None
Peter Novak	None	None
David P. Mendez	None	None

Compensation

Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, will be paid a fee of $10,000 per year and reimbursement for out of pocket expenses.  Any "interested persons" of the Trust receive no Board member compensation from the Funds. The table below details the amount of compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2019. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Rick A. Gonsalves	None	None	None	None
Michael A. Gunning	$7,500	None	None	$7,500
Timothy P. Highland	$7,500	None	None	$7,500

Board Leadership Structure

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board's role with respect to risk oversight specifically. The Trust's committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and the Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust's CCO reports directly to the Board generally with respect to the CCO's role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust's principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust's operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees' current responsibilities, each Trustee's ability to participate in the oversight of the Trust and committee transparency.  The Trust believes that the full Board of Trustees provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of one interested person Trustee and two Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.

Audit Committee

The Audit Committee consists of the Independent Trustees of the Trust. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of each Fund's internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.  The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended June 30, 2019, the Audit Committee met five times.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Funds vote "FOR" election of the proposed Trustees.

PROPOSAL 2

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND MODERN CAPITAL MANAGEMENT CO.

Background

The Funds are currently managed by AmericaFirst Capital Management, LLC ("AFCM") pursuant to a management agreement between the Trust on behalf of the Funds and AFCM (the "AFCM Agreement").  AFCM is responsible for management of each Fund's portfolio and assuring that investments are made according to each Fund's investment objective, policies and restrictions.  During the fourth quarter of 2019, AFCM informed the Board that it was considering leaving the investment management business and that it would be in shareholders' best interest for the Board to seek out a successor investment adviser.  At a meeting held on February 21, 2020, the Board approved the appointment of a new investment adviser to the Funds – Modern Capital Management Co. ("MCMC").  MCMC and its affiliates currently serve a variety of retail, registered investment adviser and institutional investor and brokerage clients.  MCMC affiliates manage approximately $100 million in assets and provide brokerage services to clients with respect to approximately $700 million in assets.

The Current Agreement

Under the terms of the AFCM Agreement, AFCM is entitled to receive an annual advisory fee from the Funds as presented below.  AFCM also provides an expense limitation as presented below.

		Expense Limitation By Class
Fund	Advisory Fee	Class A	Class U	Class I
Monthly Risk-On Risk-Off	1.00%	2.45%	2.95%	1.20%
Income	1.25%	2.20%	2.70%	1.40%
Defensive Growth	1.50%	2.45%	2.95%	1.94%
Seasonal Rotation	1.25%	2.45%	2.95%	1.50%
Large Cap Share Buyback	1.25%	1.75%	2.50%	1.50%

The Trust and AFCM have entered into an expense limitation agreement whereby AFCM has contractually agreed to waive a portion of its fees and/or reimburse certain fund expenses (exclusive of any front-end or contingent deferred loads, legal fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, specialized pricing services, or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to the respective amounts presented above.  These expense limitations will remain in effect until at least October 31, 2020.  The agreement may be terminated by the Board of Trustees on 60 days' written notice to AFCM.  These fee waivers and expense reimbursements are subject to possible recoupment from the respective Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

During the fiscal year ended June 30, 2019, AFCM earned advisory fees and waived a portion of those advisory fees pursuant to an expense limitation agreement as follows.

Fund	Advisory Fees Earned	Advisory Fees Waived	Net Advisory Fees
Monthly Risk-On Risk-Off	$105,574	$6,593	$98,981
Income	$161,904	$60,877	$101,027
Defensive Growth	$140,360	$57,612	$82,748
Seasonal Rotation	$86,756	$51,541	$35,215
Large Cap Share Buyback	$85,737	$84,879	$858

The Board, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, unanimously approved the renewal of the AFCM Agreement at an in-person meeting held on September 25, 2019.

The New Management Agreement

Under the New Management Agreement, MCMC will receive an annual fee from a respective Fund equal to the amounts presented below.  MCMC also provides an expense limitation as presented below.

		Expense Limitation By Class
Fund	Advisory Fee	Class A	Class U	Class I
Monthly Risk-On Risk-Off	1.00%	2.45%	2.95%	1.20%
Income	1.00%	2.20%	2.70%	1.40%
Defensive Growth	1.50%	2.45%	2.95%	1.94%
Seasonal Rotation	1.25%	2.45%	2.95%	1.50%
Large Cap Share Buyback	1.00%	1.75%	2.50%	1.50%

MCMC has contractually agreed to reduce its fees and to reimburse expenses (the "New Expense Limitation Agreement") from the date of effectiveness of the New Management Agreement pursuant to the same terms as the existing expense limitation agreement for at least the first year that the New Management Agreement is in place.

Subject to shareholder approval, the Trust on behalf of each Fund will enter into the New Management Agreement with MCMC. If the New Management Agreement is not approved by the shareholders of the Funds, the Board will consider other options, including a new or modified request for shareholder approval of a New Management Agreement or liquidating a Fund or Funds.

The New Management Agreement will become effective with respect to each respective Fund upon execution following approval by the shareholders of the respective Fund. The New Management Agreement will be identical in all material respects to the current Advisory Agreement, except that the date of its execution, effectiveness, and expiration will be different.  The New Management Agreement, like the current AFCM Agreement, provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. Like the current AFCM Agreement, the New Management Agreement automatically terminates on assignment, and it is terminable upon 60 days' prior written notice by (i) the adviser given to the respective Fund or (ii) the respective Fund given to the adviser.  Each agreement requires the adviser to provide a complete program of investment for the respective Fund including determining from time to time which securities or other investments shall be purchased, sold or exchanged; assisting the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services.

The New Management Agreement, like the current AFCM Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the New Management Agreement is attached as Exhibit A.  A form of the New Expense Limitation Agreement is attached as Exhibit B. You should read the new agreements. The descriptions in this Proxy Statement of the new agreements are only summaries.

Information Concerning Modern Capital Management Co.

MCMC is a Wyoming corporation located at 825 Lowcountry Blvd., Suite 204, Mount Pleasant, South Carolina 29464. The names, titles, and addresses of the principal executive officers of MCMC are set forth below.

Name and Address*:	Title	Principal Occupation	Position with the Trust
Bradley D. Atkins	Chief Executive Officer	Chief Executive Officer, rethink, LLC (a financial services holding company)	None**
John Pineman	Chief Compliance Officer	Chief Compliance Officer of Liberty Partners Financial Services, LLC & Liberty Partners Capital Management, LLC	None

*Each officer's address is in care of Modern Capital Management Co., 825 Lowcountry Blvd. Suite 204, Mount Pleasant, South Carolina 29464.

** Position with Trust information would change to Trustee assuming Mr. Atkins is elected as a Trustee.

Modern Capital, Inc. is MCMC's principal owner and holds all of the firm's voting equity interests.  Bradley D. Atkins is deemed to indirectly control MCMC due to his majority interest in Modern Capital, Inc.

Evaluation by the Board of Trustees

The New Management Agreement was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on February 21, 2020. The Board reviewed the materials provided by MCMC in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting.  The Trustees were assisted by independent legal counsel throughout the New Management Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Management Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Management Agreement.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by MCMC to the Funds.  The Trustees reviewed materials provided by MCMC related to the New Management Agreement with the Trust on behalf of the Funds, a description of investment decisions and trade execution, MCMC’s Form ADV, a projected revenue and expenses summary, current and projected assessment of financial condition, an overview of the personnel that will perform services for the Funds, a summary of a review of MCMC’s policies and procedures provided by the Trust’s Chief Compliance Officer, the compliance policies and procedures, including a representation that MCMC has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), historical and comparative performance information with respect to the Funds' current portfolio manager who will join MCMC and provide portfolio management service to each of the Funds, as well as overall policies and procedures of MCMC.  The Trustees considered that MCMC intends to continue the current investment strategies of each of the Funds.  The Trustees discussed the nature of MCMC's operations, financial flexibility, the quality of compliance infrastructure, and the experience of its fund management support personnel.  The Trustees also noted that MCMC has a $3 million errors and omissions insurance policy with a $50,000 deductible.  The Trustees also examined MCMC’s balance sheet and proforma income statement as well as a keep well agreement from the parent of MCMC that gave it access to additional capital should the need arise.  The Trustees also reviewed the balance sheet of the parent and concluded it had sufficient resources to perform under the keep well agreement if called upon.  Overall, the Trustees concluded that MCMC had sufficient financial strength to perform as adviser and meet the obligations of the New Expense Limitation Agreement.  After further discussion, the Trustees concluded that MCMC has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Management Agreement and that the nature, overall quality and extent of the management services to be provided by MCMC generally meet the Board's expectations.

Performance.  Next, the Board noted that MCMC has no direct performance history to examine.  The Board concluded it would be informative to review the performance of the Funds because the current portfolio manager will continue to serve in that capacity with MCMC and the strategies will remain.  The Board compared the performance of each Fund against a respective benchmark and peer group over the one-year, three-year, and five-year, as applicable.  The Board noted that the Monthly Risk-On Risk-Off Fund outperformed the Morningstar Tactical Allocation peer group and substantially outperformed the Lipper Absolute Return peer group for the one-year period, while underperforming its benchmark, the S&P 500 Index, for the time periods indicated above.  The Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because of the Fund’s tactical strategy.  The Board further observed that the Fund slightly underperformed the Morningstar Tactical Allocation peer group over the three-year and five-year periods, but outperformed the Lipper Absolute Return peer group over the same time periods.  The Board noted that the Income Fund outperformed the Bloomberg Barclays Aggregate Bond Index, for the one-year period, but lagged during the three-year and five-year periods; while noticeably lagging the Morningstar Tactical Allocation peer group and Lipper Flexible Income peer groups during all periods.  The Board noted that the Defensive Growth Fund outperformed the Morningstar Long/Short Equity peer group and the Lipper Alternative Long/Short Equity peer group over the one-year period; while significantly lagging the S&P 500 Index.  Here too, the Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because the index is long-only.  The Board further noted that the Defensive Growth Fund noticeably or significantly lagged its peer groups and index for the three-year and five-year periods.  Next, the Board noted that the Seasonal Rotation Fund significantly or noticeably outperformed the Lipper Absolute Return peer group, the Morningstar Tactical Allocation peer group, and the DJ Moderate US Portfolio Index for the one-year period, while lagging the Morningstar Tactical Allocation peer group, and the DJ Moderate US Portfolio Index for the three-year and five-year periods and that performance was mixed against the Lipper Absolute Return peer group.  The Board observed that the Buyback Fund noticeably outperformed the Morningstar Large Cap Blend peer group for the one-year and two-year periods, while noticeably lagging the S&P 500 Index.  Here too, the Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because the Fund’s investment strategy will select only a subset of securities in any index.

Overall, the Board found performance mixed and for some Funds somewhat or significantly below expectations but, considered that the novel and non-mainstream nature of the Funds’ strategies is likely to lead to periods of underperformance which may last for significant periods of time.  Based, in part, upon the review of performance provided by the portfolio manager, the Board agreed that it would be inadvisable for the portfolio manager to deviate from the long-term approach, especially for the Income Fund and Defensive Growth Fund.  The Board also considered that the portfolio manager and MCMC would undertake steps to fine tune strategies in the hopes of improving performance.  In total, while the Board found performance to be somewhat below expectations over some time periods, it was acceptable nonetheless and the Board noted it would continue to monitor performance.

Fees and Expenses.  The Trustees reviewed information regarding comparative fees to be charged by MCMC to fees charged by other advisers to respective peer groups of funds.  The Board noted that the advisory fee for the Funds was above the average for each respective peer group, but within the range of reasonable advisory fees charged by advisers in each respective peer group.  They also noted that each Fund share class had net expense ratios that were projected to be above average when compared to the respective peer group, but within the range of reasonable fees for the respective class of the peer group.  It was also noted that MCMC will provide an expense limitation for each Fund identical to the levels of the current expense limitation with the current adviser.  The Trustees considered the level of sophistication to be utilized by MCMC in executing its investment strategies and concluded that the level of advisory fees to be paid to MCMC was not unreasonable in light of the quality of the services expected to be received from MCMC.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Funds.  The Board considered MCMC's expectation for growth and the current level of assets of each Fund, and agreed that the absence of breakpoints was acceptable at present.  However, the Board noted they would revisit the matter as assets in the Funds' grow.

Profitability.  The Trustees considered that MCMC is not expected to receive its full advisory fee because of the effect of the expense limitation agreement.  They also reviewed estimates of MCMC's expenses for serving each Fund as well as each Fund's projected growth.  The Trustees discussed a projected profitability analysis provided by MCMC as well as a projected income statement.  The Trustees further observed that each Fund is projected to generate a small profit for an affiliate of MCMC for providing brokerage services, assuming each Fund uses that affiliate for brokerage services.  Additionally, the Trustees observed, but did not give weight to, the projected marketing costs MCMC plans to incur in support of the Funds.  The Trustees noted that the Seasonal Rotation Fund and Defensive Growth Fund are not projected to be profitable at the advisory fee level nor after taking into account affiliate profits.  They also noted that the Large Cap Share Buyback Fund is projected to be unprofitable initially before turning to a profit at the advisory fee level and that small affiliate profits are projected.  The Trustees observed that projected advisory fee profit margins are above average for the Monthly Risk-On Risk-Off Fund and the Income Fund when compared to surveys of advisers that serve mutual funds and that an MCMC affiliate is projected to generate small profits from providing brokerage services.  They also considered that the initial projected profit margin for the Monthly Risk-On Risk-Off is significantly above average.  Overall, the Trustees concluded that such projected profit margins, if positive, represent a fair entrepreneurial profit given the financial and reputational risk undertaken by MCMC.  They also considered that the surveys are not exhaustive but mere reference points and that MCMC’s predictions maybe be somewhat optimistic.  The Trustees noted that the advisory fees are reasonable and not expected to be excessively profitable to MCMC taking into account advisory fees and the totality of the relationship with each Fund.  The Trustees concluded that based on current and projected asset levels, they were satisfied that MCMC's projected level of profitability from its relationship with each of the Funds is not excessive.

Conclusion.  During the Board's deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Management Agreement for each Fund.  Based on the Board's deliberations and its evaluation of the information described above, the Board, including all the Independent Trustees, unanimously approved the New Management Agreement, subject to shareholder approval, on behalf of each Fund.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of each Fund vote "FOR" approval of the New Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

AmericaFirst Quantitative Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 25, 2012. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Trust's principal office is located at 300 Harding Blvd., Suite 215, Roseville, CA 95678; and its phone number is (916) 787-9940.  The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains AmericaFirst Capital Management, LLC, located at 300 Harding Blvd., Suite 215, Roseville, CA 95678, as the investment adviser to the Trust.  Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, serves as the Trust's principal underwriter and acts as the distributor of the Funds' shares on a best efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with administration services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Trustees and for the New Management Agreement, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding for a total of [________] shares:

Name of Fund	Shares Outstanding
AmericaFirst Monthly Risk-On Risk-Off Fund
AmericaFirst Income Fund
AmericaFirst Defensive Growth Fund
AmericaFirst Seasonal Rotation Fund
AmericaFirst Large Cap Share Buyback Fund

The presence in person or by proxy of the holders of record of thirty percent of the total shares of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  However, for Proposal 2, the presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.  If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

All shareholders of any series of the Trust on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  All shares of the Trust vote for Trustee election without regard as to Fund or share class.  All shares of each respective Fund vote for the respective New Management Agreement without regard to share class

An affirmative vote of the holders of a plurality of the outstanding shares of the Trust is required for the approval of the election of a Trustee.  Approval of the New Management Agreement requires a majority vote of the outstanding shares of the respective Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 2. In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 2 to be a non-routine matter that substantially affects a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 2 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). Treating broker non-votes as votes against Proposal 2 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. The NYSE considers Proposal 1 to be a routine matter, and therefore a broker may use its discretionary power to vote on Proposal 1.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval.  [As of the Record Date, the Trust is not aware of any controlling shareholder or shareholders on a Fund or Trust-level basis.  To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares of the Funds.  As of the Record Date, the Trustees and officers as a group owned no shares of the Funds.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust. The estimated cost of these services is approximately

$25,000.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, AmericaFirst Quantitative Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-217-8363.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [_____ _], 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com/[_____].

If you have any questions before you vote, please call our proxy information line at 1-877-217-8363.  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

[___ _], 2020

Exhibit A

AmericaFirst Quantitative Funds

MANAGEMENT AGREEMENT

This Management Agreement ("Agreement") is made this __th day of _____, 2020, by and between AmericaFirst Quantitative Funds, a statutory trust organized and existing under the laws of the state of Delaware (the "Trust"), and Modern Capital Management Co. (the ''Manager"), a corporation organized and existing under the laws of the state of Wyoming.

RECITALS

1.

The Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of the series listed in Appendix A, attached hereto (each, a ''Fund");

2.

The Trust issues a separate series of shares of beneficial interest for each Fund, which shares represent fractional undivided interests in the Fund;

3.

The Trust desires to retain the Manager to provide, or to arrange to provide, overall management of the Trust and each Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement;

4.

The Manager is willing to provide, or to arrange to provide, general management and investment advisory services to the Trust and each Fund on the terms and conditions set forth in this Agreement;

NOW, TIIEREFORE, in consideration of the promises and the covenants herein, the Trust and the Manager agree as follows:

ARTICLE I

Duties of the Manager

The Trust engages the Manager to act as the Trust's manager and investment adviser to provide directly or to arrange through third parties, management and investment advisory services to it and to each existing Fund, for the period and on the terms and conditions set forth in this Agreement. This Agreement may be extended to any additional series that the Trust may establish in the future on the same terms and conditions. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such management and investment advisory services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the board of trustees of the Trust (the ''Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the ''Advisers Act"), the Manager may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s), or other party, to perform any or all of the services set forth in this Agreement.

1

The Manager, its affiliates and any investment adviser(s), investment subadviser(s) or other parties performing services for the Manager shall, for all purposes herein, be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust or a Fund in any way or otherwise be deemed agents of the Trust or a Fund.

Subject to supervision by the Board, the Manager shall have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the investments of each Fund.

The Manager and any other party performing services covered by this Agreement shall be subject to: (1) the restrictions of the Trust's Declaration of Trust as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to each Fund's investment objectives, investment strategies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Trust (the ''registration statement'') under the Securities Act of 1933, as amended; and (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code'').

(a)

General Management Services. The Manager shall assist the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services ("Service Providers''). The Manager shall also be responsible for the performance of various business and administrative functions for the Trust including:

(1)

coordinate the efforts of the Trust's counsel, independent counsel and independent auditors;

(2)

provide officers for the Trust, as needed;

(3)

provide clerical secretarial and bookkeeping  services, office supplies, office space and related services (including telephone and other utility services) to the Trust;

(4)

monitor state and federal law as it may apply to the Trust or Funds;

(5)

plan, make preparations for and host, meetings of the Board and Board committees; and

(6)

prepare information and reports for the Board.

(b)

Investment Advisory Services.

 The Manager shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of each Fund, shall finish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the various Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments:

The Trust has furnished the Manager with copies of the Trust's registration statement and Declaration of Trust as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the

2

time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Trust.

The Manager represents that in performing investment advisory services for each Fund, the Manager shall make every effort to ensure that each Fund continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provisions. Except as instructed by the Board, the Manager shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Trust's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination until notified to the contrary.

The Manager shall take, on behalf of each Fund, all actions which it considers necessary to implement the investment strategies of such Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the account of each Fund with brokers and dealers selected by it, and to that end, the Manager is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of each Fund.

In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Funds, the Manager is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board from time to time. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with it or the Trust (or with a subadviser).

To the extent permitted by the policy guidelines, the Manager is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation:  (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by such brokers and dealers which the Manager believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the brokerage service arrangements made available by the broker or dealer. In connection with the foregoing, the Manager is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Manager determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the Manager's overall responsibilities with respect to the Trust, the Funds and to any other client accounts or portfolios which the Manager advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

When selecting brokers or dealers and placing purchase and sale orders for securities and other investments, when instructed to do so by the Trust in connection with brokerage service arrangements approved by the Board, the Manager agrees and is authorized to place orders with

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one or more brokers or dealers identified by the Trust (including brokers or dealers who are affiliated persons of the Trust, the Manager or a subadviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

The Manager also is authorized to aggregate purchase and sale orders for securities held (or to be held) in a Fund with similar orders being made on the same day for other client accounts or Funds managed by Manager. When an order is so aggregated: (1) the actual prices applicable to the aggregated transaction will be averaged and the Fund and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (2) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Funds) participating in the transaction The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including a Fund), the Manager may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Manager considers equitable. Similarly, the Manager may not recommend a specific security or other investment for all client accounts or portfolios (including the Funds) with the same or similar investment objective(s) or strategies or may not recommend a specific security or other investment for such client accounts at the same time or price.

As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, the Manager shall:

(1)

Perform research and obtain and analyze pertinent economic, statistical and financial data relevant to the investment policies of each Fund as set forth in the registration statement;

(2)

Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval modification, or rejection by the Board;

(3)

Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4)

Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(5)

Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule

4

of investments and other assets of each Fund as of the end of the quarter;

(6)

Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time;

(7)

Maintain, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all records relating to each Fund's investments that are required to by maintained by the Trust pursuant to paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(l0) and (f) of Rule 31a-1 of the 1940 Act;

(8)

Furnish any personnel, office space, equipment and other facilities necessary for it to perform its obligations under this Agreement;

(9)

Provide the appropriate Service Provider(s) with such financial or other data concerning each Fund's investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission ("SEC") and any other regulator;

(10)

To the extent required by appropriate Service Providers, assist in determining each business day the net asset value of the shares of each Fund; and

(11)

Enter into any written investment advisory or investment subadvisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager's responsibilities listed above.

ARTICLE II

Representations of the Manager

The Manager represents that it is registered with the SEC under the Advisers Act.  The Manager shall remain so registered throughout the term of this Agreement and shall notify Trust immediately if the Manager ceases to be so registered as an investment adviser.

The Manager represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 45 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Manager's code of ethics or, if such a vio1ation has occurred, that appropriate action has been taken in response to such violation.  Upon written request of the Trust, the Manager shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Manager by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

ARTICLE III

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Allocation of Charges and Expenses

(a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this agreement, and shall at its own expense provide the office space, equipment and facilities for such personnel and shall pay all compensation of officers and trustees of the Trust who are affiliated persons of the Manager. Notwithstanding the foregoing, the Manager is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser

(b)

Third Party Fees. The Manager assumes and shall pay the fees of  any investment adviser(s), investment subadviser(s) or other party it contracts with to assume all or part of the Manager's responsibilities under this Agreement.

(c)

The Trust. The Trust assumes and shall pay or cause to be paid all of its other expenses, including, without limitation, the following: taxes; fees of the dividend disbursing agent, shareholder service agent, custodian, transfer agent, plan agent, administrator, accounting and pricing services agent and underwriter; expenses for legal and auditing services; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; SEC filing fees; expenses of registering the shares under the federal securities laws; fees and actual out-of-pocket expenses of trustees who are not affiliated persons of the Manager; accounting and printing costs (including the daily ca1cu1ation of the net asset value); fees in connection with membership in investment company organizations; insurance, interest, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Trust and not specifically assumed by the Manager. Each Fund will also pay all brokerage fees and commissions, taxes, and borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short).

The Manager may obtain reimbursement from each Fund, at such time or times as the Manager may determine in the Manager's sole discretion, for any of the expenses advanced by the Manager, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Manager's compensation pursuant to this Agreement.

ARTICLE IV

Compensation of the Manager

For the services rendered, the facilities furnished and expenses assumed by the Manager, the Trust shall pay to the Manager at the end of each calendar month (or more frequently) a fee for each Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement.  The Manager's fee is accrued daily at 1/365th of

6

the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Trust's current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

ARTICLE V

Limitation of Liability of the Manager

The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for (a) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (b) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

ARTICLE VI

Activities of the Manager

The Manager's services under this Agreement are not exclusive. The Manager may provide the same or similar services to other clients and is not required to give priority to one or more of the Funds over its other client accounts or portfolios.

It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested persons of the Manager, as trustees, officers, employees and shareholders or otherwise, and that trustees, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Trust, and that the Manager may become interested in the Trust as a shareholder or otherwise.

ARTICLE VII

Books and Records

The Manager agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust's request. All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at the Manager's offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other

7

information shall be returned to the Trust free from any claim or assertion of rights by the Manager.

The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE VIII

Effectiveness, Duration and Termination of this Agreement

This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of each Fund.  This Agreement may be extended to cover any series of the Trust that may be created in the future. This agreement shall become effective as to each such future series when it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of such portfolio. As to each Fund of the Trust, the Agreement shall continue in effect for two years from the date it first became effective with respect to a Fund, and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment manager is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Funds. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE IX

Use of Name

The Trust and the Manager acknowledge that all rights to the name "AmericaFirst" belong to the Manager, and that the Trust is being granted a limited license to use such words in the name of the Funds.  There is no charge to the Trust for the right to use this name.  In the event the Manager ceases to be the investment adviser to a Fund, that Fund's right to the use of the name "AmericaFirst" shall automatically cease on the 90th day following the termination of this Agreement with respect to that Fund.  The right to the name may also be withdrawn by the Manager during the term of this Agreement upon 90 days written notice to the Trust.  Nothing contained herein shall impair or diminish in any respect the Manager's right to use the name

8

"AmericaFirst'' in the name of; or in connection with, any other business enterprise with which the Manager is or may become associated.

ARTICLE X

Amendments of this Agreement

No material provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Manager or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and (if required by the 1940 Act) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

ARTICLE XI

Definitions of Certain Terms

The terms "assignment," "affiliated person," and ''interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act.  The term "majority of the outstanding votes" attributable to the shares of a Fund means the lesser of (1) 67% or more of the votes attributable to such Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (2) more than 50% of the votes attributable to shares of the Fund.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the dates first above written and as supplemented.

AMERICAFIRST QUANTITATIVE FUNDS

By:

Name: Rick Gonsalves

Title: President

9

MODERN CAPITAL MANAGEMENT CO.

By:

Name:

Title:

AMERICAFIRST QUANTITATIVE FUNDS

APPENDIX A

FUND	ANNUAL MANAGEMENT FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
AmericaFirst Defensive Growth Fund	1.50%
AmericaFirst Income Trends Fund	1.00%
AmericaFirst Monthly Risk-On Risk-Off Fund	1.00%
AmericaFirst Large Cap Buyback Fund	1.00%
AmericaFirst Seasonal Rotation Fund	1.25%

10

Exhibit B

AMERICAFIRST QUANTITATIVE FUNDS

OPERATING EXPENSES LIMITATION

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the "Agreement") is effective as of the __st day of ____, 2020, by and between AMERICAFIRST QUANTITATIVE FUNDS, a Delaware statutory trust (the "Trust"), on behalf of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and together the "Funds"), each a series of the Trust, and Modern Capital Management Co. (the "Advisor"), the advisor of the Funds.

RECITALS:

WHEREAS, the Advisor renders advice and services to the Funds pursuant to the terms and provisions of an investment management agreement or agreements between the Trust and the Advisor (hereinafter "Advisory Agreement");

WHEREAS, each Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Advisory Agreement that have not been assumed by the Advisor;

WHEREAS, the Advisor desires to limit each Fund's Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Advisor to implement those limits; and

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit each Fund's current Operating Expenses to an annual rate, expressed as a percentage of the Fund's average daily net assets for the month, to the amounts listed in Appendix A (the "Annual Limit"). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a "Fund Reimbursement Payment").

1

2. Definition. For purposes of this Agreement, the term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor's investment advisory or management fee detailed in the Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Advisory Agreement, but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of fund service providers (other than the Advisor).

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive in future years on a rolling three year basis (i.e. within three fiscal years following the period in which a waiver or reimbursement was made), reimbursement of any Fund Reimbursement Payments paid by the Advisor pursuant to this Agreement, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A. Such rights shall survive a change in control of the Advisor.

4. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least __________ __, 2021(which shall be at least one year from commencement of the Management Agreement between the Trust and the Advisor), unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the "Board"), on behalf of a Fund, upon written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement will automatically terminate, with respect to a Fund listed in Appendix A if the Advisory Agreement for a Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Advisory Agreement's termination for the respective Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be

2

inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, with effect all on the day and year first above written.

AMERICAFIRST QUANTITATIVE FUNDS	MODERN CAPITAL MANAGEMENT CO.
on behalf of the Funds listed on Appendix A hereto
By: ______________ Name: Rick Gonsalves Title: President	By: ______________ Name: Title:

Appendix A

Fund	Class	Operating Expense Limit
Defensive Growth	A	2.45%
	U	2.95%
	I	1.94%
Income	A	2.20%
	U	2.70%
	I	1.40%
Monthly Risk-On Risk-Off	A	2.45%
	U	2.95%
	I	1.20%
Seasonal Rotation	A	2.45%
	U	2.95%
	I	1.50%
Large Cap Share Buyback	A	1.75%
	U	2.50%
	I	1.50%

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Form Of Proxy

AMERICAFIRST QUANTITATIVE FUNDS

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [________],2020

The undersigned shareholder of one or more of the following: AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively the "Funds"), hereby nominates, constitutes and appoints Umberto "Bob" Anastasi and Brandon Pokersnik, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, on [____], 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OR SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1-877-217-8363 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 5:00 P.M. Eastern time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSALS.

PROXY CARD                                                     Form Of

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [_______], 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE AMERICAFIRST QUANTITATIVE FUNDS' BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON THE PROPOSALS.  THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.  IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: X

PROPOSAL 1:  To elect the proposed individuals to the Board of Trustees of AmericaFirst Quantitative Funds.

	FOR	WITHHOLD
Bradley D. Atkins	□	□
Peter Novak	□	□
David P. Mendez	□	□

PROPOSAL 2:  To approve a new management agreement between the Trust with respect to each Fund and Modern Capital Management Co.

	FOR	AGAINST	ABSTAIN
AmericaFirst Monthly Risk-On Risk-Off Fund	□	□	□
AmericaFirst Income Fund	□	□	□
AmericaFirst Defensive Growth Fund	□	□	□
AmericaFirst Seasonal Rotation Fund	□	□	□
AmericaFirst Large Cap Share Buyback Fund	□	□	□

YOU CAN VOTE BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com/[____].

THANK YOU FOR VOTING